     [LETTERHEAD FOR NAIL MCKINNEY PROFESSIONAL ASSOCIATION APPEARS HERE]


                                                                    EXHIBIT 23.2

Pontotoc BancShares Corp.
P.O. Box 29
Pontotoc, Mississippi 38863


                                                              August 6, 1997

We consent to the use of the audited financial statements for the years ended December 31, 1996 and 1995, together with our reports thereon in Amendment No. 4 to the registration statement on Form S-4 of Pontotoc BancShares Corp.


Very truly yours,

/s/ JAMES RAY DAVIS, JR.

James Ray Davis, Jr.
Certified Public Accountant